UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):               September 19, 2012

Joy Global Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-09299	39-1566457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Wisconsin Avenue, Suite 2780
Milwaukee, WI 53202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
414-319-8500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 19, 2012, Michael S. Olsen, the Executive Vice President and Chief Financial Officer of Joy Global Inc. (the “Company”), notified the Company of his intention to retire on February 1, 2013.  In connection with Mr. Olsen’s pending retirement, James M. Sullivan will join the Company as an Executive Vice President on October 1, 2012.  Following the completion of the Company’s fiscal 2012 reporting process in December 2012 and prior to Mr. Olsen’s retirement date, the Board of Directors of the Company expects to appoint Mr. Sullivan as the Company’s Chief Financial Officer.

Mr. Sullivan, 52, previously served as Chief Financial Officer of Solutia, Inc., a global manufacturer of performance materials and specialty chemicals, from 2004 until its acquisition by Eastman Chemical Company in July 2012.  Mr. Sullivan also served as Solutia’s Executive Vice President from 2009 until his departure and previously served as Senior Vice President from 2004 through 2009 and Treasurer from 2004 through 2011.  Mr. Sullivan also served as Solutia’s Vice President and Controller from 1999 through 2004.  At the time of his departure, Mr. Sullivan was responsible for Solutia’s finance activities, including controllership, internal audit, investor relations, tax, treasury, risk management, credit and collections, acquisitions and divestitures and information technology.

As of the date of this Current Report on Form 8-K, neither Mr. Sullivan nor any of his immediate family members is a party, either directly or indirectly, to any transaction that would be required to be reported under Item 404(a) of Regulation S-K.  If the Board of Directors appoints Mr. Sullivan as the Company’s Chief Financial Officer as expected, the Company will disclose compensation arrangements in connection with such appointment by amending this Current Report at such time.

Item 8.01  Other Matters

On September 21, 2012, the Company issued a press release announcing Mr. Olsen’s retirement and the expected appointment of Mr. Sullivan as his successor.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of Joy Global Inc. dated September 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOY GLOBAL INC.
Date: September 21, 2012	By:	/s/ James E. Agnew
James E. Agnew
Vice President, Controller
and Chief Accounting Officer
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Joy Global Inc. dated September 21, 2012.